UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

                                 (RULE 14a-101)

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                        [X]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement.
[ ] Confidential,  for  Use of the  Commission  Only  (as  permitted  by Rule
    14a-6(e)(2)).
[X] Definitive Proxy Statement.
[ ] Definitive Additional Materials.
[ ] Soliciting Material Pursuant to Section 240.14a-12.


                         THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
      (2)   Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)   Proposed maximum aggregate value of transaction:
      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

                         THE HIGH YIELD PLUS FUND, INC.
                              Gateway Center Three
                               100 Mulberry Street
                          Newark, New Jersey 07102-4077



                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         ------------------------------



To our Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Meeting") of The High Yield Plus Fund, Inc. ("Fund") will be held on August 17, 2005 at 10:00 a.m., Eastern Time, at the principal executive office of the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 for the following purposes:

     (1)  to elect eight Directors of the Fund; and

     (2) to consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     Only holders of common stock of record at the close of business on June 17, 2005 are entitled to notice of and to vote at the Meeting or any adjournments thereof.

                                By Order of the Board of Directors,

                                /s/ Deborah A. Docs

                                DEBORAH A. DOCS
                                Secretary

Dated: July 12, 2005

--------------------------------------------------------------------------------
            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

     Stockholders are invited to attend the Meeting in person. Any stockholder who does not expect to attend the Meeting is urged to indicate voting instructions on the enclosed form of proxy, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.


     To avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing your proxy promptly, no matter how large or small your holdings may be.
--------------------------------------------------------------------------------

                      [This page intentionally left blank.]

                         THE HIGH YIELD PLUS FUND, INC.
                              Gateway Center Three
                               100 Mulberry Street
                          Newark, New Jersey 07102-4077


                            -------------------------

                                 PROXY STATEMENT

                            -------------------------


                         Annual Meeting of Stockholders
                                 August 17, 2005

                                  INTRODUCTION

     This Proxy Statement is furnished to the stockholders of The High Yield Plus Fund, Inc. ("Fund") on behalf of the Board of Directors of the Fund ("Board") in connection with the solicitation of stockholder votes to be voted at the Annual Meeting of Stockholders or any adjournments thereof ("Meeting") to be held on August 17, 2005 at 10:00 a.m., Eastern Time, at the principal executive office of the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. As discussed more fully below, stockholders of the Fund are being asked to vote on a proposal to elect eight Directors of the Fund. The Board knows of no business other than the election of the Directors that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment in the interests of the Fund.

     If the enclosed form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. A proxy may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a subsequently dated proxy or by attending the Meeting and voting in person. However, if no instructions are specified on a properly executed proxy, shares will be voted "FOR" the election of each nominee for Director and "FOR" or "AGAINST" any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

     The close of business on June 17, 2005 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting ("Record Date"). Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had 16,061,158 shares of common stock outstanding and entitled to vote. It is expected that the Notice of Annual Meeting, Proxy Statement and form of proxy first will be mailed to stockholders on or about July 15, 2005.

     The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy. All expenses in connection with preparing this Proxy Statement and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation materials to the beneficial owners of shares, will be borne by the Fund.

     The presence at the Meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes of the Fund's outstanding common stock is required for a quorum. Each outstanding full share of the Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. The affirmative vote of the holders of a majority of the shares present, in person or by proxy, at the Meeting is required to elect each Director. In the event that a quorum is present at the Meeting but sufficient votes to approve a proposed item are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Any such adjournments will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. In such case, the persons named as proxies will vote those proxies that they are entitled to vote in favor of such item "FOR" such an adjournment, and will vote those proxies required to be voted against such item "AGAINST" such an adjournment. A stockholder vote may be taken on the nominations in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in "street name" for which a broker indicates that it has not received instructions from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted "FOR" or "AGAINST" any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote "AGAINST" an adjournment or "AGAINST" the proposed nominees for Directors because the required vote is a percentage of the shares present at the Meeting.

     As of the Record Date, the only person or group known to Management who owned of record or beneficially more than 5% of the Fund's outstanding common stock is as follows:

     Name and Address of               Amount of Beneficial          Percent
      Beneficial Owner                      Ownership                of Class
     -------------------               --------------------          --------

First Trust Portfolios L.P.,           1,085,100 shares                6.9%
First Trust Advisors L.P. and
The Charger Corporation(1)
1001 Warrenville Road
Lisle, IL  60532

--------------------

(1) Based solely on information presented in a Schedule 13G filed jointly by the above-listed entities on June 10, 2005 which reports shared voting and dispositive power as to all such shares.

     STOCKHOLDERS MAY OBTAIN A FREE COPY OF THE FUND'S MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, BY CALLING EQUISERVE TRUST COMPANY, N.A. TOLL-FREE AT (800) 451-6788 OR BY MAILING A WRITTEN REQUEST TO EQUISERVE TRUST COMPANY, N.A., P.O. BOX 43010, PROVIDENCE, RHODE ISLAND 02940-3010.

                              ELECTION OF DIRECTORS
                                    PROPOSAL

     The Fund's Board of Directors is divided into three classes, designated Class I, Class II and Class III, with the members of each class serving for a term of three years or until their successors are elected and qualified.
Pursuant to the recommendations of the Fund's Nominating and Governance Committee, the Board of Directors has nominated the following eight individuals ("Nominees") for election to the Board:

                                     CLASS I
                               Richard A. Redeker
                                  Judy A. Rice

                                    CLASS II
                                 Robert F. Gunia
                               Robert E. La Blanc
                             Douglas H. McCorkindale
                                 Robin B. Smith

                                    CLASS III
                                 Linda W. Bynoe
                              Stephen G. Stoneburn

     Shareholders are asked to elect the Nominees to serve as Directors, each to serve until the expiration of the term of the class to which the Nominee has been nominated or until his or her successor is elected and qualified.

     Five of the Nominees are currently Directors of the Fund. Messrs. La Blanc and McCorkindale are each Class II Directors whose terms expire at this meeting. Messrs. Redeker and Stoneburn and Ms. Smith were appointed by the Board of Directors, effective January 3, 2005, to fill the vacancies resulting from Board action on November 17, 2004 to increase the number of Board seats from six to nine. If elected, each Nominee, except Mr. Gunia and Ms. Rice, would serve as a Director who is not an "interested person" (an "Independent Director"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund. Mr. Gunia and Mses. Rice and Bynoe were each nominated by the current Independent Directors and have not previously served on the Fund's Board of Directors. All of the Nominees, as well as Messrs. David E.A. Carson and Clay T. Whitehead, currently serve as directors or trustees on most, but not all, of the registered investment companies for which Prudential Investments LLC ("Prudential Investments") serves as manager or administrator. Prudential Investments' retail mutual fund complex consists of 36 corporate or trust entities that constitute 91 mutual fund portfolios, including the Fund, for which Prudential Investments serves as manager to open-end investment companies or as manager or administrator to closed-end investment companies (collectively the "Prudential Retail Fund Complex"). Prudential Investments acts as Administrator to the Fund and is not affiliated with Wellington Management Company, LLP, the Fund's investment adviser (the "Investment Adviser").

     The Board and the Nominating and Governance Committee met to discuss Board candidates and, after due consideration, recommended to shareholders the election of the Nominees listed above. At the same meeting the Board of Directors increased the number of Board seats from nine to ten. The Board and the Nominating and Governance Committee took into consideration the knowledge, background, and experience of each Nominee. In particular, the Board and the Nominating and Governance Committee considered each Nominee's familiarity with the investment company industry as well as his or her prior experience serving as director or trustee for certain mutual fund complexes, including the
Prudential   Retail  Fund  Complex.   In  the  case  of  Messrs.  La  Blanc  and
McCorkindale, the Board and the Nominating and Governance Committee also considered their prior years of service as Directors of the Fund and their familiarity with the Fund.

     If the shareholders of the Fund elect each Nominee, the Fund will have a Board of Directors composed of all of the members of the boards of directors or trustees of the funds comprising the Prudential Retail Fund Complex (the "Common Board"). As part of the creation of the Common Board, Messrs. Thomas T. Mooney and Eugene C. Dorsey who currently serve as Directors of the Fund have not been nominated for election. Messrs. Mooney and Dorsey have each announced his intention to resign his position by the date of the Meeting. Ms. Smith, if elected, will replace Mr. Mooney as Chairperson of the Board.

     The Fund's Board believes that creating a Common Board is in the best interest of the Fund. The principal reasons for expanding the Board and conforming Board composition to that of the Prudential Retail Fund Complex are:

     o to bring additional experience and diversity of viewpoints to the Board;

     o to bring the benefits of knowledge and expertise derived from service on the boards of the Prudential Retail Fund Complex to bear on Fund oversight, especially as they relate to regulatory, compliance and governance issues; and

     o to achieve efficiencies and coordination in operation, supervision and oversight of the Fund which may be derived from having the same individuals serve on the boards of most or all of the funds in the Prudential Retail Fund Complex.

     Effective January 1, 2005, the Board adopted the Director compensation policy used by other funds in the Prudential Retail Fund Complex representing a reduction in the fees paid by the Fund to each Director.

     It is the intention of the persons named in the enclosed form of proxy to vote in favor of the election of each Nominee. The Nominees each have consented to be named in this Proxy Statement and to serve as Directors if elected. The Board has no reason to believe that any of the Nominees will become unavailable for election as Directors, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board may recommend or the Board may reduce the number of Directors as provided in the Fund's By-laws. None of the Nominees or current Directors is related to one another.

     No Director or Nominee is a party adverse to the Fund or any of its affiliates in any material pending legal proceeding, nor does any Director or Nominee have any interest materially adverse to the Fund or any of its affiliates.

     The following tables set forth certain information regarding each of the Nominees, Directors and officers of the Fund. Unless otherwise noted, each of the Nominees, Directors and officers has engaged in the principal occupation listed in the following table for five years or more.

                                                    INFORMATION REGARDING NOMINEES
                                                  FOR ELECTION AT 2005 ANNUAL MEETING
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      NUMBER OF
                           POSITION(S)                                                                              PORTFOLIOS IN
                            HELD WITH                                                                                    FUND
                             FUND AND                   PRINCIPAL OCCUPATION DURING                                    COMPLEX
NAME, ADDRESS(1),         LENGTH OF TIME          PAST FIVE YEARS AND OTHER DIRECTORSHIPS                            OVERSEEN BY
AGE                         SERVED(2)                       HELD BY DIRECTOR(3)                                      DIRECTOR(4)
------------------------------------------------------------------------------------------------------------------------------------
                                                               CLASS I
                                                 (term expiring in 2007, if elected)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS/NOMINEES
------------------------------------------------------------------------------------------------------------------------------------

Richard A. Redeker,       Director since     Management Consultant;  Director of Invesmart,  Inc. (since 2001)            4
Age 61                    2005.              and PennTank Lines, Inc. (since 1999).

                                             Currently, Director or Trustee of 90 portfolios within the
                                             Prudential Retail Fund Complex(5) since 2003.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED NOMINEES
------------------------------------------------------------------------------------------------------------------------------------

Judy A. Rice,             President since    President, Chief Executive Officer, Chief Operating Officer and              4
Age 57(7)                 2004.              Officer-in-Charge (since 2003) of Prudential Investments;
                                             Director, Officer-in-Charge, President, Chief Executive Officer
                                             and Chief Operating Officer (since May 2003) of American Skandia
                                             Advisory Services, Inc. and American Skandia Investment
                                             Services, Inc.; Director, Officer-in-Charge, President, Chief
                                             Executive Officer (since May 2003) of American Skandia Fund
                                             Services, Inc.; Vice President (since February 1999) of
                                             Prudential Investment Management Services LLC; President, Chief
                                             Executive Officer and Officer-in-Charge (since April 2003) of
                                             Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities;
                                             and various positions to Managing Director (1975-1992) of
                                             Salomon Smith Barney; Member of Board of Governors of the Money
                                             Management Institute.

                                             Currently, Director or Trustee of 90 portfolios within the
                                             Prudential Retail Fund Complex(5) since 2000.

------------------------------------------------------------------------------------------------------------------------------------

                                                              CLASS II
                                                 (term expiring in 2008, if elected)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS/NOMINEES
------------------------------------------------------------------------------------------------------------------------------------

Robert E. La Blanc,       Director since     President of Robert E. La Blanc Associates, Inc. (since 1981)                4
Age 71                    1999.              (telecommunications); formerly General Partner at Salomon
                                             Brothers Inc. and Vice Chairman of Continental Telecom; Trustee
                                             of Manhattan College;  Director of Chartered Semiconductor
                                             Manufacturing, Ltd. (since 1988); Titan Corporation (since 1995)
                                             (electronics); Computer Associates International, Inc. (since
                                             2002) (software company); FiberNet Telecom Group, Inc. (since
                                             2003) (telecom company).

                                             Currently, Director or Trustee of 91 portfolios comprising the
                                             Prudential Retail Fund Complex(5) since 1999.

------------------------------------------------------------------------------------------------------------------------------------

                                                                 5

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      NUMBER OF
                           POSITION(S)                                                                              PORTFOLIOS IN
                            HELD WITH                                                                                    FUND
                             FUND AND                   PRINCIPAL OCCUPATION DURING                                    COMPLEX
NAME, ADDRESS(1),         LENGTH OF TIME          PAST FIVE YEARS AND OTHER DIRECTORSHIPS                            OVERSEEN BY
AGE                         SERVED(2)                       HELD BY DIRECTOR(3)                                      DIRECTOR(4)
------------------------------------------------------------------------------------------------------------------------------------

Douglas H.                Director since     Chairman (since February 2001) of Gannett Co. Inc. (publishing               4
McCorkindale,             1996.              and media); formerly Chief Executive Officer (June 2000-July
Age 65                                       2005), President (September 1997-July 2005) and Vice Chairman
                                             (March 1984-May 2000) of Gannett Co. Inc.; Director of Gannett
                                             Co., Inc.; Director of Continental Airlines, Inc. (since May
                                             1993); Director of Lockheed Martin Corp. (aerospace and defense)
                                             (since May 2001).

                                             Currently, Director or Trustee of 91 portfolios comprising the
                                             Prudential Retail Fund Complex(5) since 1996.

------------------------------------------------------------------------------------------------------------------------------------

Robin B. Smith,           Director since     Chairperson (since January 2003) of the Board of Publishers                  4
Age 65                    2005.              Clearing House (direct marketing); formerly Chairperson and
                                             Chief Executive Officer (August 1996-January 2003) of Publishers
                                             Clearing House; Director of BellSouth Corporation (since 1992)
                                             (telecommunications).

                                             Currently, Director or Trustee of 90 portfolios within the
                                             Prudential Retail Fund Complex(5) since 2003.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED NOMINEES
------------------------------------------------------------------------------------------------------------------------------------

Robert F. Gunia,          Vice President     Chief Administrative Officer (since June 1999) of Prudential                 4
Age 58(8)                 since 2004.        Investments; Executive Vice President and Treasurer (since
                                             January 1996) of Prudential Investments; President (since April
                                             1999) of Prudential Investment Management Services LLC (PIMS);
                                             Director, Executive Vice President and Chief Administrative
                                             Officer (since May 2003) of American Skandia Investment
                                             Services, Inc., American Skandia Advisory Services, Inc. and
                                             American Skandia Fund Services, Inc.; Executive Vice President
                                             (since March 1997) of Prudential Mutual Fund Services LLC; Vice
                                             President and Director (since May 1989) and Treasurer (since
                                             1999) of The Asia Pacific Fund, Inc.; formerly Senior Vice
                                             President (March 1987-May 1999) of Prudential Securities.

                                             Currently, Director or Trustee of 166 portfolios within the
                                             Prudential mutual fund complex(6) since 1999.

------------------------------------------------------------------------------------------------------------------------------------

                                                              CLASS III
                                                 (term expiring in 2006, if elected)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS/NOMINEES
------------------------------------------------------------------------------------------------------------------------------------

Linda W. Bynoe,           Not applicable.    President and Chief Executive Officer (since March 1995) of                  4
Age 52                                       Telemat Ltd.; formerly Vice President at Morgan Stanley & Co;
                                             Director of Dynegy Inc. (since September 2002) and Simon
                                             Property Group, Inc. (since May 2003).

                                             Currently, Director or Trustee of 90 portfolios within the
                                             Prudential Retail Fund Complex(5) since 2005.

------------------------------------------------------------------------------------------------------------------------------------

                                                                 6

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      NUMBER OF
                           POSITION(S)                                                                              PORTFOLIOS IN
                            HELD WITH                                                                                    FUND
                             FUND AND                   PRINCIPAL OCCUPATION DURING                                    COMPLEX
NAME, ADDRESS(1),         LENGTH OF TIME          PAST FIVE YEARS AND OTHER DIRECTORSHIPS                            OVERSEEN BY
AGE                         SERVED(2)                       HELD BY DIRECTOR(3)                                      DIRECTOR(4)
------------------------------------------------------------------------------------------------------------------------------------

Stephen G. Stoneburn,     Director since     President and Chief Executive Officer (since June 1996) of                   4
Age 61                    2005.              Quadrant Media Corp. (publishing company); formerly President
                                             (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior
                                             Vice President and Managing Director (January 1993-1995) of
                                             Cowles Business Media and Senior Vice President of Fairchild
                                             Publications, Inc. (1975-1989).

                                             Currently, Director or Trustee of 90 portfolios within the
                                             Prudential Retail Fund Complex(5) since 2003.

------------------------------------------------------------------------------------------------------------------------------------

                                    INFORMATION REGARDING DIRECTORS WHOSE CURRENT TERMS CONTINUE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      NUMBER OF
                           POSITION(S)                                                                              PORTFOLIOS IN
                            HELD WITH                                                                                    FUND
                             FUND AND                   PRINCIPAL OCCUPATION DURING                                    COMPLEX
NAME, ADDRESS(1),         LENGTH OF TIME          PAST FIVE YEARS AND OTHER DIRECTORSHIPS                            OVERSEEN BY
AGE                         SERVED(2)                       HELD BY DIRECTOR(3)                                      DIRECTOR(4)
------------------------------------------------------------------------------------------------------------------------------------

                                                               CLASS I
                                                       (term expiring in 2007)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------

David E. A. Carson,       Director since     Retired. Director (January 2000 to May 2000), Chairman (January              4
Age 70                    2004.              1999 to December 1999), Chairman and Chief Executive Officer
                                             (January 1998 to December 1998) and President, Chairman and
                                             Chief Executive Officer (1983-1997) of People's Bank;  Director
                                             of United Illuminating and UIL Holdings (utility company) since
                                             1993.

                                             Currently, Director or Trustee of 91 portfolios comprising the
                                             Prudential Retail Fund Complex(5) since 2003.

------------------------------------------------------------------------------------------------------------------------------------

                                                              CLASS III
                                                       (term expiring in 2006)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------

Clay T. Whitehead,        Director since     President (since 1983) of National Exchange Inc. (new business               4
Age 66                    2000.              development firms).

                                             Currently, Director or Trustee of 91 portfolios comprising the
                                             Prudential Retail Fund Complex(5) since 1999.

------------------------------------------------------------------------------------------------------------------------------------

(1) The address for each Nominee and Director is c/o the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.
(2) Each Director serves until the expiration of his or her term and until his or her successor is elected and qualified, or until his or her death, resignation or removal as provided in the Fund's by-laws or charter or by statute.
(3) This column includes only directorships of companies required to report to the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

(4) Only for the purpose of SEC regulations, the Fund's "Fund Complex" consists of the Fund and a group of three other portfolios of registered investment companies (Strategic Partners Real Estate Securities Fund and the Mortgage Backed Securities Portfolio and U.S. Government Money Market Portfolio of Target Portfolio Trust) which are part of the Prudential Retail Fund Complex and that are both sub-advised by the Fund's Investment Adviser and for which Prudential Investments provides investment management and other services. The Fund does not hold itself out as part of any fund complex other than as stated herein.
(5) The Prudential Retail Fund Complex consists of 36 corporate or trust entities that constitute 91 mutual fund portfolios, including the Fund, for which Prudential Investments serves as manager to open-end investment companies or as manager or administrator to closed-end investment companies.
(6) The Prudential mutual fund complex consists of all registered investment companies managed by Prudential Investments. The funds for which Prudential Investments serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10 and 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.
(7) Ms. Rice is considered an "interested person" as defined under the 1940 Act because of her position as an officer of the Fund.
(8) Mr. Gunia is considered an "interested person" as defined under the 1940 Act because of his position as an officer of the Fund.

     Eugene C. Dorsey (Class I Director) and Thomas T. Mooney (Class III Director) intend to resign their positions on the Board by the date of the Meeting.

                                     INFORMATION ABOUT THE FUND'S OFFICERS NOT PREVIOUSLY LISTED
------------------------------------------------------------------------------------------------------------------------------------
                                         POSITION(S) HELD
                                           WITH FUND AND
                                          LENGTH OF TIME                        PRINCIPAL OCCUPATION DURING
        NAME, ADDRESS(1), AGE               SERVED(2)                                PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Grace C. Torres,                        Treasurer and            Senior Vice President (since January 2000) of Prudential
Age 46                                  Principal                Investments; Senior Vice President and Assistant Treasurer (since
                                        Financial and            May 2003) of American Skandia Investment Services, Inc. and
                                        Accounting Officer       American Skandia Advisory Services, Inc.; formerly First Vice
                                        since 2002.              President (December 1996-January 2000) of Prudential Investments
                                                                 and First Vice President (March 1993-1999) of Prudential
                                                                 Securities.

------------------------------------------------------------------------------------------------------------------------------------

Deborah A. Docs,                        Secretary since          Vice President and Corporate Counsel (since January 2001) of
Age 47                                  2004.                    Prudential Insurance Company of America, Vice President and
                                                                 Assistant Secretary (since December 1996) of Prudential
                                                                 Investments; Vice President and Assistant Secretary (since May
                                                                 2003) of American Skandia Investment Services, Inc.

------------------------------------------------------------------------------------------------------------------------------------

Lee Augsburger,                         Chief Compliance         Vice President and Chief Compliance Officer (since May 2003) of
Age 46                                  Officer since 2004.      Prudential Investments; Vice President and Chief Compliance Officer
                                                                 (since October 2000) of Prudential Investment Management, Inc.;
                                                                 formerly Vice President and Chief Legal Officer-Annuities (August
                                                                 1999-October 2000) of Prudential Insurance Company of America; Vice
                                                                 President and Corporate Counsel (November 1997-August 1999) of
                                                                 Prudential Insurance Company of America.
------------------------------------------------------------------------------------------------------------------------------------

(1) The address for each officer is c/o the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.
(2) Officers of the Fund are generally elected and appointed by the Board of Directors for one-year terms.

COMPENSATION OF DIRECTORS

     The Fund's officers receive no compensation from the Fund. The Board adopted a new compensation policy, effective January 1, 2005, in order to further integrate its policies with the Prudential Retail Fund Complex. The Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the committees of the Fund may receive additional compensation. The amount of compensation paid to each Independent Director may change as a result of the introduction of additional funds upon whose boards the Directors may be asked to serve.

     The table below includes certain information relating to the compensation of the Fund's Independent Directors paid by the Fund for the fiscal year ended March 31, 2005, as well as information regarding compensation from the Prudential Retail Fund Complex for the year ended December 31, 2004.(1)

     The Fund has no retirement or pension plans for its Directors.

                                                      COMPENSATION TABLE
                                                      ------------------

                                                      Pension or Retirement                          Total Compensation From the
                                     Aggregate          Benefits Accrued        Estimated Annual       Fund and the Prudential
                                   Compensation          as Part of the          Benefits Upon      Retail Fund Complex Paid to
Name of Director                   From the Fund         Fund's Expenses           Retirement               Directors(1)
----------------                   -------------         ---------------           ----------               ------------
David E. A. Carson(2)                  $4,330                  N/A                    N/A                  $199,750 (38/93) (5)
Eugene C. Dorsey                       $7,080                  N/A                    N/A                    $9,000   (1/1) (5)
Robert E. La Blanc                     $7,080                  N/A                    N/A                  $204,500 (38/93) (5)
Douglas H. McCorkindale(3)             $7,080                  N/A                    N/A                  $176,916 (38/93) (5)
Thomas T. Mooney                      $10,080                  N/A                    N/A                    $9,580   (1/1) (5)
Richard A. Redeker(4)                    $330                  N/A                    N/A                  $184,833 (37/92) (5)
Robin B. Smith ((3) and (4))             $330                  N/A                    N/A                  $206,500 (37/92) (5)
Stephen G. Stoneburn ((3) and (4))       $330                  N/A                    N/A                  $194,000 (37/92) (5)
Clay T. Whitehead                      $7,080                  N/A                    N/A                  $201,500 (38/93) (5)

--------------------

(1)   Total  compensation from the Fund and the Fund Complex (as defined in Note
      (4) on page 8 above) paid to each Independent Director for the year ended December 31, 2004 was as follows: David E. A. Carson - $9,628; Eugene C. Dorsey - $9,000; Robert E. La Blanc - $11,982; Douglas H. McCorkindale - $12,145; Thomas T. Mooney - $9,580; Richard A. Redeker - $4,490; Robin B. Smith - $4,109; Stephen G. Stoneburn - $4,071; and Clay T. Whitehead - $3,268. Except as noted in Note (4) on page 8 above, the Fund does not hold itself out as part of any fund complex.
(2)   Mr. Carson was appointed to the Board on May 25, 2004.
(3) Independent Directors may elect to defer receipt of their Directors' fees pursuant to deferred fee agreements with the Fund and with certain other funds within the Prudential Retail Fund Complex. Including accrued interest and the selected Prudential Retail Fund Complex fund's rate of return on amounts deferred during the calendar year ended December 31, 2004, the total value of compensation for the year for Ms. Smith and Messrs. McCorkindale and Stoneburn amounted to $423,670, $291,729 and $195,039, respectively.
(4) Ms. Smith and Messrs. Redeker and Stoneburn were appointed to the Board as of January 3, 2005.
(5) Indicates number of funds/portfolios in the Prudential Retail Fund Complex (including the Fund) at December 31, 2004 to which aggregate compensation relates.

DIRECTORS' AND NOMINEES' OWNERSHIP OF FUND SECURITIES

     The following table sets forth the dollar range of equity securities beneficially owned by each Director and Nominee in the Fund and the Fund Complex as of December 31, 2004.(1)

                                             AGGREGATE DOLLAR              AGGREGATE DOLLAR RANGE OF SECURITIES IN INVESTMENT
                                           RANGE OF SECURITIES                       COMPANIES OVERSEEN BY DIRECTOR
         NAME OF DIRECTOR                      IN THE FUND                                 IN FUND COMPLEX(1)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS/NOMINEES
Linda W. Bynoe                                     None                                           None
David E. A. Carson                                 None                                           None
Robert E. La Blanc                              $1-$10,000                                   $10,001-$50,000
Douglas H. McCorkindale                            None                                           None
Clay T. Whitehead                               $1-$10,000                                   $10,001-$50,000
Richard A. Redeker                                 None                                           None
Robin B. Smith                                     None                                           None
Stephen Stoneburn                                  None                                           None
INTERESTED NOMINEES
Robert F. Gunia                                    None                                           None
Judy A. Rice                                       None                                           None

--------------------

(1) Except as noted in Note (4) on page 8 above, the Fund does not hold itself out as part of any fund complex.

     As of December 31, 2004, Directors, Nominees and officers of the Fund, in the aggregate, beneficially owned less than 1% of the Fund's outstanding common stock.

     Mr. McCorkindale, an Independent Director of the Fund, owns limited partnership interests in a family partnership that owns interests in four hedge funds managed by an affiliate of the Investment Adviser.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     The Board of Directors met five times during the Fund's fiscal year ended March 31, 2005, and each Director at the time attended at least 75% of the total number of meetings of the Board. The Board has an Audit Committee, a Nominating and Governance Committee and a Qualified Legal Compliance Committee ("QLCC").

AUDIT COMMITTEE

     The Fund has a standing Audit Committee that consists entirely of Independent Directors of the Fund, all of whom are independent and financially literate, as defined in Section 303A of the listing standards of the New York Stock Exchange. The members of the Audit Committee are Messrs. Carson (Chairperson), Stoneburn and Whitehead. The Board has determined in accordance with Section 303A that Mr. Carson possesses accounting or related financial management expertise and qualifies as an "audit committee financial expert." The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Investment Adviser and (2) any entity in a control relationship with the Investment Adviser that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund.

     The Fund's Audit Committee operates pursuant to a written charter adopted on March 2, 2005, which is attached as Appendix B to this Proxy Statement. The Fund's Audit Committee has received written disclosures and the letter required by Independence Standards Board Standard No. 1, as may be modified or supplemented, from KPMG LLP ("KPMG"), independent registered public accounting firm for the Fund. The Audit Committee has discussed with KPMG such firm's independence with respect to the Fund and certain matters required to be discussed by Statements on Auditing Standards No. 61. The Audit Committee has considered whether the provision of non-audit services by the Fund's independent registered public accounting firm is compatible with maintaining the independence of those accountants.

     The Audit Committee met two times during the fiscal year ended March 31, 2005, and each Director who was then a member of the Audit Committee was in attendance at those meetings. On May 23, 2005, the Committee met to review the Fund's audited financial statements. Attached as Appendix A is a copy of the Audit Committee's Report with respect to the Fund's audited financial statements. Following the Audit Committee's review and discussion regarding the audit of the Fund's financial statements with fund management and the independent registered public accounting firm, the Audit Committee recommended to the Directors that the Fund's audited financial statements for the 2005 fiscal period be included in the Fund's Annual Report to Stockholders.

NOMINATING AND GOVERNANCE COMMITTEE

     On March 2, 2005 the Fund's Nominating Committee functions were expanded and the Committee was redesignated the Nominating and Governance Committee. The Fund's Nominating and Governance Committee consists entirely of Independent Directors of the Fund. The members of the Nominating and Governance Committee are Messrs. La Blanc, McCorkindale and Redeker (Chairperson). The Nominating and Governance Committee is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, director compensation and governance practices. The Fund has adopted a charter of the Nominating and Governance Committee, which is attached as Appendix C to this Proxy Statement. In addition the Committee has established procedures to identify and evaluate potential nominees. The Nominating and Governance Committee met three times during the fiscal year ended March 31, 2005, and each Director who was then a Committee member was in attendance at those meetings.

     NOMINEE QUALIFICATIONS. The Nominating and Governance Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, high integrity and commitment to fulfill the fiduciary duties inherent in Board membership. The Committee also considers whether prospective nominees have knowledge in areas important to the Board's operations, such as background or education in finance, auditing, or, the workings of the securities markets. For candidates to serve as independent directors, independence from the Fund's investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Committee also considers whether the prospective candidates' workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which the Fund operates.

     IDENTIFICATION OF NOMINEES. The Nominating and Governance Committee considers prospective candidates from stockholders and any other source it deems appropriate. The Committee will consider nominees recommended by stockholders if such proposed nominations are submitted in writing to the attention of the Chairperson of the Committee, Richard A. Redeker (addressed c/o The High Yield Plus Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102). The Committee initially evaluates prospective candidates on the basis of the information it receives, considered in light of the criteria discussed above. The Committee must receive at least the following information regarding a candidate: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with the Committee would be arranged. Any request by management to meet with the prospective candidate would be given appropriate consideration. The Fund has not paid a fee to third parties to assist in finding nominees.

QUALIFIED LEGAL COMPLIANCE COMMITTEE

     The Fund has a standing Qualified Legal Compliance Committee that currently consists of all of the Independent Directors of the Fund, currently Messrs. Carson, Dorsey, La Blanc, McCorkindale, Mooney, Redeker, Stoneburn and Whitehead and Ms. Smith. The QLCC receives, reviews and takes appropriate action with respect to any report made or referred to the QLCC by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of fiduciary duty under U.S. federal or state law or a similar material violation by the Fund or by an officer, director, employee or agent of the Fund. The QLCC did not meet during the fiscal period ended March 31, 2005.

     Directors must be elected by a vote of a majority of the shares present at the Meeting in person or by proxy and entitled to vote thereon.

--------------------------------------------------------------------------------
                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                        THAT YOU VOTE "FOR" THE NOMINEES.
--------------------------------------------------------------------------------

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), Section 30(h) of the 1940 Act and SEC regulations thereunder, the Fund's officers and Directors, persons owning more than 10% of the Fund's common stock and certain personnel of the Investment Adviser or affiliated persons of the Investment Adviser are required to report their transactions in the Fund's common stock to the SEC, the New York Stock Exchange and the Fund. Officers, Directors and greater than ten percent stockholders of the Fund are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the 1934 Act due to the requirements of Section 30(h) of the 1940 Act (i.e., any investment adviser or affiliated person of the fund's investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that Forms 3 for each of Messrs. Redeker, Stoneburn and Augsburger and Mses. Rice and Smith were filed late.

                       DIRECTOR ATTENDANCE AT MEETINGS AND
                           STOCKHOLDER COMMUNICATIONS

     Generally, the Chairperson of the Board, or another Director of the Fund in the Chairperson's absence, attends and chairs the Fund's Annual Meeting of Stockholders. However, Ms. Torres, the Fund's Treasurer and Principal Financial and Accounting Officer, attended and chaired the Fund's 2004 Annual Meeting of Stockholders. The Fund does not require attendance by Directors at annual meetings of shareholders. Stockholders may send written communications to the Fund's Board of Directors or to an individual Director by mailing such correspondence to the Board of Directors or the individual Director, as the case may be, c/o the Chief Compliance Officer (addressed to The High Yield Plus Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102). Such communications must be signed by the stockholder and identify the class and number of shares held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any stockholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act, must continue to meet all the requirements of Rule 14a-8. See "Stockholder Proposals" below.

                     INFORMATION ON THE FUND'S INDEPENDENT
                       REGISTERED PUBLIC ACCOUNTING FIRM

     Upon the recommendation of the Audit Committee, a majority of the Independent Directors, selected KPMG to act as the independent registered public accounting firm for the Fund for the fiscal year ending March 31, 2006. The selection of KPMG was ratified by the entire Board. KPMG has advised the Fund that, to the best of its knowledge and belief, as of the Record Date, no KPMG professional had any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to accountants. Representatives of KPMG are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of KPMG as its independent registered public accounting firm.

     Prior to the appointment of KPMG as the Fund's independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC") was the Fund's independent registered public accounting firm. At a meeting held on February 25, 2004, the Board determined not to reappoint PwC as the independent registered public accounting firm for the Fund for the fiscal year ended March 31, 2004. Upon the recommendation of the Audit Committee, a majority of the Independent Directors selected KPMG as the independent registered public accounting firm for the Fund for the fiscal year ended March 31, 2004. The selection of KPMG was ratified by the entire Board. PwC's reports on the financial statements for the two years preceding their release contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years immediately preceding PwC's release, there were no disagreements with such accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S FEES

     The SEC's auditor independence rules require the Audit Committee of the Fund to pre-approve (a) all audit and permissible non-audit services provided by the Fund's independent registered public accounting firm directly to the Fund and (b) those permissible non-audit services provided by the Fund's independent registered public accounting firm to the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund (the "Affiliated Service Provider"), if the services relate directly to the operations and financial reporting of the Fund.

     The tables below set forth the fees billed by KPMG for the fiscal years ended March 31, 2005 and March 31, 2004, respectively, for (i) all audit and non-audit services provided directly to the Fund and (ii) those non-audit services provided to the Fund's Affiliated Service Provider that relate directly to the Fund's operations and financial reporting, and, therefore, require Audit Committee pre-approval. Services under the caption:

     o AUDIT FEES are for the audit of the Fund's annual financial statements included in the Fund's reports to stockholders and in connection with statutory and regulatory filings or engagements;
     o AUDIT-RELATED FEES include assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements not included in Audit Fees;
     o    TAX FEES include tax compliance, tax advice and tax planning; and
     o ALL OTHER FEES include any other products and services provided by KPMG.

FEES FOR AUDIT AND NON-AUDIT SERVICES PROVIDED DIRECTLY TO THE FUND:

     For the fiscal year ended March 31, 2005.

     AUDIT FEES      AUDIT-RELATED FEES($)      TAX FEES      ALL OTHER FEES
     ----------      ---------------------      --------      --------------

       $22,500            None                    None             None

     For the fiscal year ended March 31, 2004.

     AUDIT FEES      AUDIT-RELATED FEES($)      TAX FEES      ALL OTHER FEES
     ----------      ---------------------      --------      --------------

       $22,500            None                    None             None

FEES FOR NON-AUDIT SERVICES PROVIDED TO THE FUND'S AFFILIATED SERVICE PROVIDER FOR WHICH PRE-APPROVAL BY THE COMMITTEE WAS REQUIRED:

     For the fiscal year ended March 31, 2005.

     AUDIT-RELATED FEES($)           TAX FEES             ALL OTHER FEES
     ---------------------           --------             --------------

          None                         None                    None

     For the fiscal year ended March 31, 2004.

     AUDIT-RELATED FEES($)           TAX FEES             ALL OTHER FEES
     ---------------------           --------             --------------

          None                         None                    None

AGGREGATE NON-AUDIT FEES FOR SERVICES PROVIDED TO THE FUND AND ITS AFFILIATED SERVICE PROVIDER, REGARDLESS OF WHETHER PRE-APPROVAL WAS REQUIRED.

     For the fiscal year ended March 31, 2005.

     AGGREGATE NON-AUDIT FEES($)
     ---------------------------

          None

     For the fiscal year ended March 31, 2004.

     AGGREGATE NON-AUDIT FEES($)
     ---------------------------

          None

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES.

     Audit and non-audit services provided to the Fund by KPMG require pre-approval by the Fund's Audit Committee; provided, however, that the pre-approval requirement with respect to non-audit services to the Fund may be waived consistent with the exceptions provided for in the 1934 Act. The Audit Committee, or under certain limited circumstances, the Committee Chairperson or other Committee member to whom this responsibility may be delegated, pre-approves these services on a case-by-case basis. All of the audit and non-audit services described above for which KPMG billed the Fund fees for the fiscal years ended March 31, 2005 and March 31, 2004 were pre-approved by the Audit Committee. For the fiscal years ended March 31, 2005 and March 31, 2004, the Fund's Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by KPMG.

                                  OTHER MATTERS

     No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of stockholders properly come before the Meeting, in accordance with the Fund's By-Laws, the laws of the state of Maryland and the proxy rules under the 1934 Act, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of the Fund. The Chairperson of the Meeting may refuse to acknowledge the introduction of any stockholder proposal not made in accordance with the procedures set forth below in the section entitled "Stockholder Proposals".

                       FUND MANAGEMENT AND ADMINISTRATION

     Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109, is the Fund's Investment Adviser. The Investment Adviser is a Massachusetts limited liability partnership of which the following persons are managing partners: Laurie A. Gabriel, John R. Ryan and Perry M. Traquina. The Investment Adviser is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. As of March 31, 2005, the Investment Adviser held discretionary investment authority over client assets totaling approximately $470 billion. The Investment Adviser and its predecessor organizations have provided investment advisory services for over 70 years. The Investment Adviser is not affiliated with the Administrator, Prudential Investments, which is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

                              STOCKHOLDER PROPOSALS

     The Fund's By-Laws require stockholders wishing to nominate Directors or make proposals to be voted on at the Fund's annual meeting to provide notice to the Secretary of the Fund at least 90 days in advance of the anniversary of the date that the Fund's Proxy Statement for its previous year's annual meeting was first released to stockholders. Accordingly, if a stockholder intends to present a proposal at the Fund's annual meeting of stockholders in 2006 and desires to have the proposal included in the Fund's Proxy Statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 by April 14, 2006. The notice must contain information sufficient to identify the nominee(s) or proposal and to establish that the stockholder beneficially owns shares that would be entitled to vote on the nomination or proposal. Stockholder nominations and proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such nomination or proposal is subject to limitation under the federal securities laws. Stockholder nominations or proposals not received by April 14, 2006 will not be considered "timely" within the meaning of Rule 14a-4(c) of the 1934 Act.

                   NOTICE TO BANKS, BROKER-DEALERS AND VOTING
                           TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to such beneficial owners of shares.

                                        By order of the Board of Directors,

                                        /s/ Deborah A. Docs

                                        DEBORAH A. DOCS
                                        Secretary

Dated: July 12, 2005

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

                                                                      Appendix A
                                                                      ----------

                         THE HIGH YIELD PLUS FUND, INC.
                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors of The High Yield Plus Fund, Inc. (the "Fund") operates pursuant to a Charter adopted March 2, 2005, which sets forth the role of the Audit Committee in the Fund's financial reporting process. Pursuant to the Charter, the role of the Audit Committee is to oversee the Fund's accounting and financial reporting processes and the quality and integrity of the Fund's financial statements and the independent audit of those financial statements. The Committee is responsible for, among other things, recommending the initial and ongoing engagement of the auditors and reviewing the scope and results of the Fund's annual audit with the Fund's independent auditors. Fund management is responsible for the preparation, presentation and integrity of the Fund's financial statements and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors for the Fund are responsible for planning and carrying out proper audits and reviews.

     The Audit Committee met on May 23, 2005 to review the Fund's audited financial statements for the fiscal period ended March 31, 2005. In performing this oversight function, the Audit Committee has reviewed and discussed the audited financial statements with the Funds' management and their independent auditors, KPMG, LLP ("KPMG"). The Audit Committee has discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, and has received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1. The Audit Committee also has discussed with KPMG its independence.

     The members of the Audit Committee are not employed by the Fund as experts in the fields of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and KPMG.

     Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth above and in the Charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's Annual Report to Stockholders for the fiscal year ended March 31, 2005.

     The members of the Audit Committee are listed below. Each has been determined to be independent pursuant to New York Stock Exchange Rule 303A.06.


David E. A. Carson                      Stephen G. Stoneburn
Clay T. Whitehead


May 23, 2005

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

                                                                      Appendix B
                                                                      ----------

                                 AUDIT COMMITTEE

                                     CHARTER
                                     -------

I.   QUALIFICATIONS FOR MEMBERSHIP ON THE AUDIT COMMITTEE
     ----------------------------------------------------

     The Audit Committee of each Fund shall consist of Directors of the Fund, appointed by the Board of Directors of the Fund:

     (a) no member shall be an "interested person" of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (1940 Act); and

     (b) no member shall accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than in his or her capacity as a member of the Board of Directors or any committee thereof).

     The Board of Directors shall determine annually whether any member of the Audit Committee is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.

II.  PURPOSES OF THE AUDIT COMMITTEE
     -------------------------------

     The purposes of the Audit Committee are:

     (a) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting;

     (b) to oversee the integrity of the Fund's financial statements and the independent audit thereof;

     (c) to oversee, or as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;

     (d) to approve the engagement of the Fund's independent accountants and, in connection therewith and on an ongoing basis, to review and evaluate the qualifications, independence and performance of the Fund's independent accountants; and

     (e) to act as a liaison between the Fund's independent accountants and the full Board.

III. ROLE AND RESPONSIBILITIES OF THE AUDIT COMMITTEE
     ------------------------------------------------

     The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the independent accountants' responsibility to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) preparation, presentation and integrity of the Fund's financial statements; (2) maintenance of appropriate accounting and financial reporting principles and policies; and (3) maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and terms of their engagement letter. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of the shareholders. The
Audit Committee and the Board of Directors have the ultimate authority and responsibility to retain and terminate the Fund's independent accountants (subject, if applicable, to shareholder ratification). Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the independent accountants.

     The review of a Fund's financial statements by the Audit Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Fund's management for preparing, or the independent accountants for auditing, the financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund or management and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the responsibility of the Committee or its members to conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct "field work" or other types of auditing or accounting reviews or procedures.

     In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the person's professional or expert competence; (3) a Board committee of which the Director is not a member; and (3) representations made by management as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Fund. "Management" means the Fund's Manager, acting through its officers and employees, not the Fund's officers as such.

IV.  DUTIES AND POWERS OF THE AUDIT COMMITTEE
     ----------------------------------------

     To carry out its purposes, the Audit Committee shall have the following duties and powers:

     (a) to select or retain independent accountants to annually audit and provide their opinion on the Fund's financial statements, and recommend to those Board members who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) to ratify the selection or retention;

     (b)  to terminate, as appropriate, the independent accountants;

     (c) to monitor the independence and capabilities of the independent accountants;

     (d) to review and approve the independent accountants' compensation and the proposed terms of their engagement, including the fees proposed to be charged to the Fund by the independent accountants for each audit and non-audit service;

     (e) to approve prior to appointment, the engagement of the independent accountant or any other independent accounting firms to provide other audit services to the Fund or to provide permissible non-audit services to the Fund, its investment adviser (which throughout this Charter includes the Fund's subadviser(s), if any) or any entity controlling, controlled by, or under common control with the investment adviser (adviser affiliate) that provides ongoing services to the Fund, if the engagement relates directly to the operations or financial reporting of the Fund and as otherwise required by law;

     (f) to establish, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund's independent accountants to provide any of the services described in the paragraph immediately above;

     (g) to consider the controls applied by the independent accountants and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

     (h) to consider whether the non-audit services provided by the Fund's independent accountants to the Fund, the Fund's investment adviser or any adviser affiliate that provides ongoing services to the Fund, are compatible with maintaining the independent accountants' independence;

     (i) to recommend to the Board of Directors the appointment of the Fund's principal accounting officer and principal financial officer;

     (j) to review the arrangements for and scope of the annual audit and any special audits;

     (k) to oversee the work of the Fund's independent accountants by reviewing, with the independent accountants, (i) the arrangements for, the scope of, and the results of, the audit of annual financial statements; and (ii) the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers;

     (l) to review and discuss the Fund's annual audited financial statements, and, to the extent required by applicable law or regulations, the Fund's semi-annual financial statements, with Fund management and the Fund's independent accountants and to review the independent accountants' opinion on the Fund's financial statements;

     (m) to review, as appropriate and in consultation with management of the Fund and/or the independent accountants, reports or other communications submitted by the independent accountants, whether voluntary or mandated by law, including those relating to Fund accounting and financial reporting policies, procedures and internal controls over financial reporting (including the Fund's critical accounting policies and practices), any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent accountants and, to the extent the Audit Committee deems necessary or appropriate, any matters to promote improvements in the quality of the Fund's accounting and financial reporting, as well as any management responses to comments relating to those policies, procedures, controls and other issues;

     (n) to review with the Fund's principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees or employees of the investment adviser who have a significant role in the Fund's internal control over financial reporting;

     (o) to consider, in consultation with the independent accountants and management, the adequacy of the Fund's accounting and financial reporting policies and practices and their internal controls and procedures for financial reporting;

     (p) to establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Fund and by employees of the Fund's investment adviser, administrator, principal underwriter, and any other provider of accounting related services for the Fund of concerns about accounting or auditing matters;

     (q) to address reports from attorneys (in accordance with any attorney conduct procedures adopted by the Fund or its investment adviser from time to time) or independent accountants of possible violations of federal or state law or fiduciary duty;

     (r) to investigate, or initiate an investigation, when the Committee deems it necessary, of reports of potential improprieties or improprieties in connection with the Fund's accounting or financial reporting Fund operations;

     (s) to meet periodically with management of the Fund (outside the presence of the independent accountants) and with the independent accountants of the Fund (outside the presence of Fund management) to discuss any issues relating to the Fund's audited financial statements or otherwise arising from the Committee's functions.

     (t) to resolve disagreements between management and the independent accountants regarding financial reporting or in Fund operations;

     (u) at least annually, to obtain and review a report by the Fund's independent accountants describing: (i) such independent accountants' internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such independent accountants, and any steps taken to deal with any such issues; and (iii) to assess the independence of the Fund's independent accountants, all relationships between the Fund's independent accountants and the Fund; the Fund's investment adviser, and affiliates of the adviser;

     (v) to report the Committee's activities and conclusions on a regular basis to the Board of Directors and to make such recommendations as the Committee deems necessary or appropriate;

     (w) to at least annually review the adequacy of, and, as appropriate, implement changes to, its Charter; and

     (x) to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

     To the extent permitted by a Fund's Articles of Incorporation/Declaration of Trust and bylaws, the Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members in accordance with pre-approval policies and procedures developed by the Committee. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting. Pre-approval of the audit required by the Securities and Exchange Act of 1934 may not be delegated.

     The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the Fund's independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund.

V.   MEETINGS OF THE AUDIT COMMITTEE
     -------------------------------

     The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Fund management and the Fund's independent accountants. The Committee may also request to meet with internal legal counsel and compliance personnel of the Fund's investment adviser and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund's accounting and compliance as well as other Fund-related matters.

                                                                      Appendix C
                                                                      ----------

                       NOMINATING AND GOVERNANCE COMMITTEE

                                     CHARTER
                                     -------

The responsibilities of the Nominating and Governance Committee of each Fund include:

o Recommending to the Board of Directors of the Fund the slate of nominees for Independent Directors to be elected (including any Directors to be elected to fill vacancies). The Committee will evaluate candidates' qualifications for Board membership and their independence from management and principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the Investment Company Act of 1940 and the Rules, Regulations and Forms under the Act. The Committee also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with Fund managers or service providers.

o Interviewing (which will be done by the Committee Chair and at least one other member of the Committee) any candidates (Independent and Interested) whom the Committee anticipates recommending to the Board of Directors for service on the Board. The Committee will not consider any candidate for an Independent Director who (1) has served as an officer or director of the Fund's manager, investment adviser, principal underwriter or any affiliate thereof during the preceding five years, or (2) is a close family member of an employee, officer or interested Director of any Fund or its affiliates.

o Reviewing the independence of Independent Directors then serving on the Fund Board. An otherwise Independent Director who served as an officer or director of the Fund's manager, investment adviser, principal underwriter or any affiliate thereof will not be deemed independent, unless five years have elapsed since he or she severed all such affiliations. No close family member of an employee, officer or interested Director of any Fund or its affiliates will be deemed independent.

o Recommending, as appropriate, to the Board the Independent Directors to be selected for membership on the various Board Committees.

o Reviewing the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

o Reporting annually to the Board on whether the Audit Committee has at least one Audit Committee Financial Expert.

o    Assisting the Board Chair with the development of Board meeting agendas.

o    Reviewing  each  Director's  beneficial  investment  in  Fund  shares.  The
     Committee will encourage each Director to maintain, either directly or beneficially, investments in the Funds that are equal to the aggregate fees for one year that he or she receives for Board-related service to the Funds. Under ordinary circumstances, new Independent Directors will have two years to comply with this policy.

o Being available to assist the Board of Directors in evaluating the quality of Director participation on the Board, which may be measured, in part, by factors such as attendance and contributions at Board meetings and by a review of responses to the annual Board Assessment Questionnaire. The Committee will review, with the Board Chair, the summary of responses to the Board Assessment Questionnaire and report those responses to the full Board. A Director automatically will be ineligible for re-nomination to the Board, and the Board will request his or her resignation, if for health or any other reason the individual fails to participate, over any eighteen-month period, in (1) three consecutive regularly scheduled in-person meetings of the Board or (2) four in-person meetings of the Board.

o Recommending to the Board a successor to the Board Chair at the expiration of a term or when a vacancy occurs.

o Developing an annual education calendar that details the topics to be addressed in the Board's quarterly education sessions. The educational calendar for a year will be presented to the full Board at its first quarterly meeting of that year. The Committee Chair, in consultation with the Board Chair, may make adjustments to the educational calendar during the year as appropriate due to industry or regulatory developments or other factors.

o Monitoring the attendance by each Independent Director at no less than one educational seminar, conference or similar meeting per year, in accordance with Board expectations. Any Director who wishes to attend an educational seminar, conference or similar meeting must obtain the consent of the Board Chair before registering for or incurring expenses in connection with that educational seminar, conference or meeting.

o Developing and conducting orientation sessions for any new Independent Director before or shortly after the new Director joins the Board.

o In collaboration with outside counsel and as required by law or deemed advisable by the Committee, developing policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.

o Reviewing, at least annually, the Board's adherence to industry "best practices."

o Reviewing Director compliance with the policy encouraging Directors to provide, when feasible, at least six months' notice before resigning from the Board.

o Reviewing Director compliance with the requirement that a Director must retire from Board service by December 31 of the year in which he or she reaches the age of 75.

o Reviewing and making recommendations to the Board of Directors concerning Director compensation and expenses, including:

          -    annual Director fees;

          -    supplemental compensation for Committee service;

          -    supplemental compensation for serving as a Committee Chair;

          -    Board or Committee meeting attendance fees; and

          -    expense reimbursement.

o Annually reviewing and, as appropriate, recommending changes to its Charter.

                     [This page intentionally left blank.]

--------------------------------------------------------------------------------
THE HIGH YIELD PLUS FUND, INC.


                                                                  THE HIGH
                                                                 YIELD PLUS
                                                                 FUND, INC.
                                                        ------------------------





                                                        NOTICE OF
                                                        ANNUAL MEETING
     PROXY                                              TO BE HELD ON
     STATEMENT                                          AUGUST 17, 2005
                                                        AND
                                                        PROXY STATEMENT

PROXY                     THE HIGH YIELD PLUS FUND, INC.                   PROXY


                              Gateway Center Three
                               100 Mulberry Street
                          Newark, New Jersey 07102-4077



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Arthur J. Brown and Deborah A. Docs as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all the shares of Common Stock of The High Yield Plus Fund, Inc. held of record by the undersigned on June 17, 2005 at the Annual Meeting of Stockholders to be held on August 17, 2005, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD.
      ---


--------------------------------------------------------------------------------
PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?


------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING NOMINEES.
                                               ---

1.  Election of Directors:
    Class I:   (01) Judy A. Rice, (02) Richard A. Redeker
    Class II:  (03) Robert F. Gunia, (04) Robert E. La Blanc,
               (05) Douglas H. McCorkindale, (06) Robin B. Smith
    Class III: (07) Linda W. Bynoe, (08) Stephen G. Stoneburn


    IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" PARTICULAR NOMINEE(S) MARK THE "FOR ALL NOMINEES EXCEPT" BOX AND INDICATE ON THE LINE BELOW THE NOMINEE(S) FOR WHICH YOU WISH AUTHORITY TO VOTE BE WITHHELD.

                      FOR     [ ]      [ ]  WITHHELD
                      ALL                   FROM ALL
                      NOMINEES              NOMINEES
FOR        [ ]
ALL
NOMINEES
EXCEPT        __________________________________________________
              For all nominees except as noted on the line above


                               IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE, ACCORDING TO THEIR BEST JUDGMENT IN THE INTEREST OF THE HIGH YIELD PLUS FUND, INC., UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                               Mark box at right if an  address  change has been
                               noted on the reverse side of this card.    [ ]

                               The signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the record books. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporate name, and give title of signing officer. If signer is a partnership, please sign in partnership name by authorized person, giving full title as such.

Signature:  _______________ Date:_____________ Signature:_________ Date: _______